Exhibit 10.1

***Text Omitted and Filed Separately with the Securities and

Exchange Commission.  Confidential Treatment Requested

Under 17. C.F.R. Sections 200.80(b)(4) and 240.24b-2.

SIXTH AMENDMENT
TO THE
COLLABORATIVE RESEARCH AND LICENSE AGREEMENT

THIS SIXTH AMENDMENT TO THE COLLABORATIVE RESEARCH AND LICENSE AGREEMENT (the “Sixth Amendment”) is entered into as of July 18, 2007 (the “Sixth Amendment Effective Date”) by and between SENOMYX, INC. (“Senomyx”), a Delaware corporation, having a principal place of business at 4767 Nexus Centre Drive, San Diego, California 92121, and KRAFT FOODS GLOBAL, INC., a Delaware corporation (“Kraft”) having offices at 801 Waukegan Road, Glenview, IL 60025.

WHEREAS, Senomyx and Kraft entered into that certain Collaborative Research and License Agreement dated as of December 6, 2000, as amended by that certain First Amendment dated May 2, 2002, that certain Second Amendment dated April 29, 2005, that certain Third Amendment dated July 29, 2005, that certain Fourth Amendment dated December 9, 2005, that certain Amended and Restated Fourth Amendment dated December 9, 2005, and that certain Fifth Amendment dated October 29, 2006 (collectively, the “Agreement”); and

WHEREAS, Senomyx and Kraft wish to amend the Agreement to extend the Collaborative Period for the […***…] Phase to end concurrently with the […***…] Phase in the manner set forth in this Sixth Amendment (capitalized terms used but not otherwise defined in this Sixth Amendment shall have the meanings given such terms in the Agreement);

NOW, THEREFORE, in consideration of the foregoing premises and of the covenants, representations and agreements set forth below, the parties hereby agree to amend the Agreement as follows:

1.                                        The definition of “Collaborative Period” in Appendix A of the Agreement is hereby amended such that the […***…] Phase will end upon expiration or earlier termination of the […***…] Phase. All other definitions in the Agreement will remain unchanged.

2.                                        The parties acknowledge that Senomyx has submitted to Kraft a written report regarding […***…] as required by the Fifth Amendment thereby completing Senomyx’s obligations under the […***…] Phase.  Notwithstanding the foregoing, Senomyx may, from time to time during the Collaborative Period, elect to submit to Kraft written reports regarding one or more additional […***…] Compounds under Section 3.1.1 of the Agreement.  For the avoidance of doubt, the parties’ rights and obligations with respect to the […***…] Phase of the Collaborative Program under Sections 3, 9 and 10 of the Agreement will continue only with respect to any […***…] Compounds described in such written reports.

3.             Section 3.1.1(B) of the Agreement is hereby amended and restated as follows:

“During the Collaborative Period for the […***…] Phase, Kraft will evaluate the […***…] Compounds described in written reports provided by Senomyx under

***Confidential Treatment Requested

Section 3.1.1 and may select such compounds for further development by notifying Senomyx of such selection in writing on or before expiration of the Collaborative Period.  Upon such notification, the […***…] Compounds will become Selected […***…] Compounds.”

4.                                        For the avoidance of doubt, the research funding under Section 9.1 shall remain unchanged.

5.                                        Except as specifically amended by this Sixth Amendment, the terms and conditions of the Agreement shall remain in full force and effect.

6.                                        Subject to prior written approval of Kraft, Senomyx will issue a press release to announce the execution of this Sixth Amendment and the material terms. Thereafter, Kraft and Senomyx may each disclose to Third Parties the information contained in such press release without the need for further approval by the other party.

7.                                        This Sixth Amendment will be governed by the laws of the State of California, as such laws are applied to contracts entered into and to be performed entirely within such State.

8.                                        This Sixth Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties, through their authorized officers, have executed this Sixth Amendment as of the Sixth Amendment Effective Date.

SENOMYX, INC.			KRAFT FOODS GLOBAL, INC.

By:	/s/ Kent Snyder	By:	/s/ Todd Abraham

Name: Kent Snyder		Name: Todd Abraham
Title: President and Chief Executive Officer		Title: SVP R&D

Date:	7-18-07	Date:	7/17/07

***Confidential Treatment Requested